Cullen Funds Trust

                                Cullen Value Fund

Dear Shareholder,

     I am writing to let you know that a meeting will be held on February 23, 2005 for shareholders to vote on an important proposal affecting Cullen Value Fund. As a Cullen Value Fund shareholder, we are requesting your vote on this matter.

     This package contains information about the proposal, along with a proxy card, for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the enclosed proxy card.

     The proposal has been reviewed by your fund's Board of Trustees. The Trustees recommend that you vote FOR the proposal.

Here is What a "FOR" Vote Means for the Proposal.

     Approval of an Agreement and Plan of Reorganization between Cullen Value Fund and Pioneer Cullen Value Fund. Cullen Value Fund will transfer all of its assets to Pioneer Cullen Value Fund, a fund which has the same investment objectives and similar investment policies as your fund, in exchange for Class A shares of Pioneer Cullen Value Fund and the assumption by Pioneer Cullen Value Fund of all of Cullen Value Fund's liabilities. Following the reorganization, Cullen Value Fund will be dissolved. As a result of the reorganization, you will become a shareholder of Pioneer Cullen Value Fund. Cullen Capital Management LLC, your fund's investment adviser, will act as investment subadviser to Pioneer Cullen Value Fund.

Here's How to Vote.

     Simply complete and sign the enclosed proxy card and mail it in the postage-paid envelope provided.

     Please feel free to call Cullen at 1-877-485-8586 or Pioneer at 1-800-622-3265 if you have any questions about the proposal or the process for voting your shares.

     Thank you for your prompt response.

                                                          Sincerely,

                                                          /s/ James P. Cullen
                                                          -------------------
                                                          James P. Cullen
                                                          President

                               CULLEN FUNDS TRUST

                            On behalf of its Series:

                                Cullen Value Fund

                         ("your fund" or "Cullen Fund")

                                645 Fifth Avenue
                            New York, New York 10022
                                 1-877-485-8586

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR FEBRUARY 23, 2005

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Cullen Capital Management LLC, 645 Fifth Avenue, 7th Floor, New York, New York 10022 on Wednesday, February 23, 2005, at 10:00 a.m., New York time, to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Cullen Value Fund. Under the Agreement and Plan of Reorganization, your fund will transfer all of its assets to Pioneer Cullen Value Fund in exchange for Class A shares of Pioneer Cullen Value Fund, a newly created fund with the same investment objectives and similar investment policies as your fund. Class A shares of Pioneer Cullen Value Fund will be distributed to your fund's shareholders in proportion to their share holdings on the closing date of the reorganization. Pioneer Cullen Value Fund also will assume all of your fund's liabilities. Your fund then will be dissolved. Your fund's current investment adviser will act as subadviser to Pioneer Cullen Value Fund. Your board of trustees recommends that you vote FOR this proposal.

     2.   Any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on December 28, 2004 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                                        By Order of the Board of Trustees,

                                        /s/ Rahul D. Sharma
                                        -------------------

                                        Rahul D. Sharma, Secretary

January 21, 2005

                               PROXY STATEMENT OF
                               CULLEN FUNDS TRUST

                            On behalf of its Series:

                                Cullen Value Fund

                         ("your fund" or "Cullen Fund")

                           645 Fifth Avenue, 7th Floor
                            New York, New York 10022
                                 1-877-485-8586

                                 PROSPECTUS FOR

                            PIONEER SERIES TRUST III

                            On behalf of its Series:

                            Pioneer Cullen Value Fund

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

     Shares of Pioneer Cullen Value Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. Shares of Pioneer Cullen Value Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     Shares of Pioneer Cullen Value Fund have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

How the Reorganization Will Work

     o Your fund will transfer all of its assets to Pioneer Cullen Value Fund. Pioneer Cullen Value Fund will assume all of your fund's liabilities.

     o Pioneer Cullen Value Fund will issue Class A shares to your fund in an amount equal to the aggregate net asset value of your fund. These shares will be distributed to your fund's shareholders in proportion to their holdings on the closing date of the reorganization. Since the net asset value per share of both funds will be the same on the closing date of the reorganization, you will receive the same number of Class A shares of Pioneer Cullen Value Fund that you held in your fund immediately prior to the reorganization.

     o The Cullen Fund will be dissolved following the closing of the reorganization.

     o Pioneer Investment Management, Inc. ("Pioneer") will act as investment adviser to the Pioneer Cullen Value Fund. Your fund's current investment adviser, Cullen Capital Management LLC ("Cullen"), will act as investment subadviser to Pioneer Cullen Value Fund. Pioneer has agreed to limit Pioneer Cullen Value Fund's ordinary operating expenses for Class A shares until November 1, 2008 to 1.25% of average daily net assets. Pioneer is not required to limit the Pioneer Cullen Value Fund's expenses after such date.

     o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Pioneer Cullen Value Fund, the Cullen Fund or the shareholders of the Cullen Fund.

Why Your Fund's Trustees Recommend the Reorganization

     The trustees of your fund believe that reorganizing your fund into another fund with the same investment objectives and similar investment policies that is part of the Pioneer family of funds and subadvised by Cullen offers you potential benefits. These potential benefits and considerations include:

     o The potential to attract additional assets, which may reduce per share operating expenses of Pioneer Cullen Value Fund in the long term;

     o The resources of Pioneer, including its infrastructure in shareholder services and the opportunity to be part of a significantly larger family of funds;

     o    The lower advisory fee payable to Pioneer;

     o Continuity of portfolio management, since Cullen will be the subadviser to the Pioneer Cullen Value Fund;

     o    Pioneer's experience and resources in managing mutual funds;

     o Pioneer's commitment until November 1, 2008 to limit the ordinary operating expenses of the Pioneer Cullen Value Fund;

     o    The exchange privileges offered to shareholders of Pioneer funds; and

     o That shareholders who own shares in their name as of the close of the reorganization (i.e., not in the name of the broker or other intermediary) and shareholders who own shares in the name of an omnibus account provider that agrees to distinguish beneficial holders in the same manner, and who maintain their account, may purchase additional Class A shares of Pioneer Cullen Value Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer fund without paying any sales charge.

     Therefore, your fund's trustees recommend that you vote FOR the reorganization.

     This combined proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer Cullen Value Fund. Please read it carefully and retain it for future reference. Additional information about Pioneer Cullen Value Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

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Where to Get More Information
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
Your fund's prospectus dated October 28, 2004.                            On file with the SEC and available at no charge by calling our toll-free number: 1-877-485-8586. The prospectus is on file with the SEC and incorporated by reference into this
                                                                          proxy statement and prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Your fund's annual report to shareholders dated June 30, 2004.            On file with the SEC and available at no charge by calling our toll-free number: 1-877-485-8586. The annual report is on file with the SEC and incorporated by reference into
                                                                          this proxy statement and prospectus.
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A statement of additional information for this proxy statement and        On file with the SEC and available at no charge by calling
prospectus (the "SAI"), dated January 18, 2005. It contains additional    our toll-free number: 1-800-622-3265. The SAI is on file
information about your fund and Pioneer Cullen Value Fund.                with the SEC and incorporated by reference into this proxy statement and prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Your fund's SAI dated October 28, 2004. It contains additional            On file with the SEC and available at no charge by calling
information about your fund.                                              our toll-free number: 1-877-485-8586. Your fund's SAI is
                                                                          on file with the SEC and incorporated by reference into
                                                                          this proxy statement and prospectus.
------------------------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and prospectus.               Call our toll-free telephone number: 1-877-485-8586.
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

      The date of this proxy statement and prospectus is January 21, 2005.

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
INTRODUCTION .......................................................................      4
SUMMARY ............................................................................      4
PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION ...........................     14
BOARD'S EVALUATION AND RECOMMENDATION ..............................................     17
VOTING RIGHTS AND REQUIRED VOTE ....................................................     17
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS .....................................     18
MATERIAL PROVISIONS OF THE MANAGEMENT AGREEMENTS AND THE SUB-ADVISORY AGREEMENT ....     22
FINANCIAL HIGHLIGHTS ...............................................................     25
INFORMATION CONCERNING THE MEETING .................................................     26
OWNERSHIP OF SHARES OF THE FUND ....................................................     27
EXPERTS ............................................................................     27
AVAILABLE INFORMATION ..............................................................     27
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..........................    A-1
EXHIBIT B -- PORTFOLIO MANAGER'S DISCUSSION OF FUND PERFORMANCE ....................    B-1

                                  INTRODUCTION

     This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders (the "meeting") of your fund. This meeting will be held at the offices of the Cullen Capital Management LLC, 645 Fifth Avenue, 7th Floor, New York, New York 10022 on Wednesday, February 23, 2005 at 10:00 a.m., New York time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer Cullen Value Fund. Pioneer Cullen Value Fund is a newly created fund and is not yet operational. This proxy statement and prospectus is being mailed to your fund's shareholders on or about January 21, 2005.

     This proxy statement and prospectus includes information about the proposal, including a comparison summary. You should read the entire proxy statement carefully, including Exhibit A, the Form of Agreement and Plan of Reorganization, and your portfolio manager's most recent discussion of your fund's performance attached as Exhibit B, because they contain details that are not in the summary.

Who is Eligible to Vote?

     Shareholders of record on December 28, 2004 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

     The following is a summary of more complete information appearing later in this proxy statement and prospectus or incorporated herein. You should read the entire proxy statement carefully, including the Form of Agreement and Plan of Reorganization attached as Exhibit A because they contain details that are not in the summary.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Cullen Value Fund.

             Comparison of Cullen Fund to Pioneer Cullen Value Fund

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                                        Cullen Fund                              Pioneer Cullen Value Fund
--------------------------------------------------------------------------------------------------------------------
Business            A diversified series of Cullen Funds Trust, an   A newly created diversified series of Pioneer
                    open-end management investment company           Series Trust III, an open-end management
                    organized as a Delaware statutory trust.         investment company organized as a Delaware
                                                                     statutory trust.
--------------------------------------------------------------------------------------------------------------------
Net assets, as of   $42,100,141                                      None. Pioneer Cullen Value Fund is newly
December 31, 2004                                                    created and does not expect to commence
                                                                     investment operations until the reorganization
                                                                     occurs.
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                             Cullen Fund                              Pioneer Cullen Value Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Investment adviser and   Investment Adviser:                              Investment Adviser:
portfolio managers       Cullen Capital Management LLC (as defined        Pioneer Investment Management, Inc. (as
                         above, "Cullen")                                 defined above, "Pioneer")

                                                                          Investment Subadviser:
                                                                          Cullen

                                                                          Pioneer retains the ultimate responsibility to
                                                                          oversee the subadviser and may, subject only
                                                                          to the approval of the board of trustees of
                                                                          Pioneer Series Trust III, hire, terminate and
                                                                          replace the subadviser without shareholder
                                                                          approval. Pioneer has no current intention to
                                                                          replace Cullen as subadviser for Pioneer
                                                                          Cullen Value Fund.
                         ------------------------------------------------------------------------------------------------
                         Portfolio Manager:
                         James P. Cullen has been the portfolio manager of the Cullen Fund since its inception and will be the portfolio manager of Pioneer Cullen Value Fund. Mr. Cullen has been in the investment management business for more than 30 years. He is a founder of Schafer Cullen Capital
                         Management, Inc., a registered investment adviser, and has been its President since December
                         1982. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President
                         of Donaldson, Lufkin & Jenrette.
-------------------------------------------------------------------------------------------------------------------------
Investment objective     Long-term capital appreciation is the primary investment objective. Current income is a secondary objective.
                         ------------------------------------------------------------------------------------------------
                         The Cullen Fund's primary investment objective   Each of Pioneer Cullen Value Fund's
                         is fundamental and your fund's secondary         investment objectives is fundamental.
                         objective is non-fundamental, and may be
                         changed by a vote of a majority of the board
                         of trustees without a vote of the shareholders.
-------------------------------------------------------------------------------------------------------------------------
Primary investments      The Cullen Fund invests primarily in common      Pioneer Cullen Value Fund invests primarily in
                         stocks of medium- and large-capitalization       equity securities.
                         companies (companies with a market
                         capitalization of $1.5 billion or more at the    For purposes of the fund's investment
                         time of purchase by the fund).                   policies, equity securities include common
                                                                          stocks, convertible debt and other equity
                                                                          instruments, such as depositary receipts,
                                                                          warrants, rights, interests in real estate
                                                                          investment trusts (REITs) and preferred
                                                                          stocks.

                                                                          Pioneer Cullen Value Fund may invest a
                                                                          significant portion of its assets in equity
                                                                          securities of medium- and large-capitalization
                                                                          companies. Consequently, the fund will be
                                                                          subject to the risks of investing in companies
                                                                          with market capitalizations of $1.5 billion
                                                                          or more.
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                             Cullen Fund                                 Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------
Investment strategies    Each fund uses a "value" style of management. Cullen generally selects stocks of companies that have:

                         o a below average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock
                           Index; and

                         o above average projected earnings growth as compared to that of the Standard & Poor's 500
                           Stock Index.

                         Each fund generally invests substantially all of its assets in common stocks. Cullen may sell portfolio stocks when they are no longer attractive based on their growth potential or price.
------------------------------------------------------------------------------------------------------------------------------
Non-U.S. securities      Although the Cullen Fund has the ability to       Pioneer Cullen Value Fund may invest up to
                         invest up to 30% of its assets in foreign         30% of its total assets in securities of non-
                         securities, it expects to normally invest up to   U.S. issuers. Up to 5% of Pioneer Cullen
                         only 20% of its assets in these securities.       Value Fund's total assets may be invested in
                         These investments are generally made in           securities of emerging market issuers. Non-
                         American Depositary Receipts, which trade on      U.S. securities may be issued by non-U.S.
                         U.S. exchanges.                                   governments, banks or corporations and certain
                                                                           supranational organizations, such as the World
                                                                           Bank and the European Union. Pioneer Cullen Value
                                                                           Fund may invest in securities of Canadian issuers
                                                                           to the same extent as securities of U.S. issuers.
                                                                           Investing in Canadian and other non-U.S. issuers,
                                                                           particularly issuers in emerging markets, may
                                                                           involve unique risks compared to investing in the
                                                                           securities of U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      No express policy.                                Pioneer Cullen Value Fund intends to normally
strategies                                                                 invest substantially all of its assets to meet its
                                                                           investment objectives. Pioneer Cullen Value Fund
                                                                           may invest the remainder of its assets in
                                                                           securities with remaining maturities of less than
                                                                           one year, cash equivalents or may hold cash. For
                                                                           temporary defense purposes, including during
                                                                           periods of unusual cash flows, Pioneer Cullen
                                                                           Value Fund may depart from its principal
                                                                           investment strategies and invest part or all of
                                                                           its assets in these securities or may hold cash.
                                                                           Pioneer Cullen Value Fund intends to adopt a
                                                                           defensive strategy when Cullen believes securities
                                                                           in which the fund normally invests have
                                                                           extraordinary risks due to political or economic
                                                                           factors and under other extraordinary
                                                                           circumstances.
------------------------------------------------------------------------------------------------------------------------------
Diversification          Each fund is diversified, which means that, with respect to 75% of total assets, the fund cannot invest (i) more than 5% of total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.
------------------------------------------------------------------------------------------------------------------------------
Industry concentration   Each fund does not concentrate its investments in any particular industry.
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          Cullen Fund                               Pioneer Cullen Value Fund
-------------------------------------------------------------------------------------------------------------------------
Restricted and        Each fund is permitted to invest up to 15% of its net assets in securities which, based upon
illiquid securities   their nature or the market for such securities, are illiquid or for which no readily available market exists.
-------------------------------------------------------------------------------------------------------------------------
Borrowing             The Cullen Fund may not borrow money or          Pioneer Cullen Value Fund may not borrow money,
                      issue senior securities except for temporary     except on a temporary basis and to the extent
                      bank borrowings (not in excess of 5% of the      permitted by applicable law, as amended and
                      value of its total assets) for emergency or      interpreted or modified from time to time by any
                      extraordinary purposes, or pledge, mortgage or   regulatory authority having jurisdiction. Under
                      hypothecate any of its assets to secure such     current regulatory requirements, a fund may: (a)
                      borrowings to an extent greater than 10% of      borrow from banks or through reverse repurchase
                      the value of the fund's net assets.              agreements in an amount up to 33-1/3% of the
                                                                       fund's total assets (including the amount
                                                                       borrowed); (b) borrow up to an additional 5% of
                                                                       the fund's assets for temporary purposes; (c)
                                                                       obtain such short-term credits as are necessary
                                                                       for the clearance of portfolio transactions; (d)
                                                                       purchase securities on margin to the extent
                                                                       permitted by applicable law; and (e) engage in
                                                                       transactions in mortgage dollar rolls that are
                                                                       accounted for as financings.
-------------------------------------------------------------------------------------------------------------------------
Lending               The Cullen Fund may not loan portfolio           Pioneer Cullen Value Fund may lend portfolio
                      securities except where collateral values are    securities only to firms that have been
                      continuously maintained at no less than 100%     approved in advance by the board of trustees,
                      by "marking to market" daily and the practice    which will monitor the creditworthiness of any
                      is fair, just and equitable.                     such firms. At no time would the value of the
                                                                       securities loaned exceed 33-1/3% of the value of
                                                                       the Pioneer Cullen Value Fund's total assets.
-------------------------------------------------------------------------------------------------------------------------
Debt securities       Each fund may invest in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stocks, which in each case are considered by each fund to be equity securities.
                      ---------------------------------------------------------------------------------------------------
                                                                       Pioneer Cullen Value Fund may invest up to 10% of
                                                                       its total assets in debt securities.
-------------------------------------------------------------------------------------------------------------------------
Short-term trading    Neither fund usually trades for short-term profits. Both funds will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria.
-------------------------------------------------------------------------------------------------------------------------
Derivatives           The Cullen Fund does not currently use           Pioneer Cullen Value Fund may use futures and
                      derivatives.                                     options on securities, indices and currencies,
                                                                       forward foreign currency exchange contracts and
                                                                       other derivatives.
                      ---------------------------------------------------------------------------------------------------
                      A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.
                      Neither fund uses derivatives as a primary investment technique and generally limits their use to hedging.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                       Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------------
                                     Cullen Fund                               Pioneer Cullen Value Fund
-------------------------------------------------------------------------------------------------------------------
Sales charge      The Cullen Fund shares are offered with no      The Class A shares of Pioneer Cullen Value
                  sales charges.                                  Fund you receive in the reorganization will not
                                                                  be subject to any sales charge including any
                                                                  deferred sales charge. Moreover, shareholders
                                                                  who own shares in their own name as of the
                                                                  closing of the reorganization (i.e., not in the
                                                                  name of a broker or other intermediary) and
                                                                  shareholders who own shares in the name of an
                                                                  omnibus account provider that agrees to
                                                                  distinguish beneficial holders in the same
                                                                  manner, and who maintain such account, may
                                                                  purchase additional Class A shares of Pioneer
                                                                  Cullen Value Fund through such account in the
                                                                  future without paying any sales charge. Except
                                                                  as described above, Class A shares of Pioneer
                                                                  Cullen Value Fund are subject to a front-end
                                                                  sales charge of up to 5.75%.
-------------------------------------------------------------------------------------------------------------------
Minimum initial   Your initial investment must be at least
investment        $1,000.
                  -------------------------------------------------------------------------------------------------
                  Additional investments must be at least $100.   Additional investments must be at least $100 for
                                                                  Class A shares and $500 for Class B or Class C
                  IRAs and UGMA/UTMA accounts, Simple IRA,        shares. You may qualify for lower initial or
                  SEP-IRA, 403(b)(7), Keogh, Pension Plan and     subsequent investment minimums if you are
                  Profit Sharing Plan Accounts, your initial      opening a retirement plan account, establishing
                  investment must be the lesser of at least $250  an automatic investment plan or placing your
                  or $25 per month. Additional investments must   trade through your investment firm.
                  be at least $50.
-------------------------------------------------------------------------------------------------------------------

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                                                Cullen Fund                                  Pioneer Cullen Value Fund
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
Management and other fees   The Cullen Fund pays Cullen a management fee     Pioneer Cullen Value Fund will pay Pioneer an
                            equal to 1.00% of the Cullen Fund's average      annual management fee based on Pioneer
                            daily net assets.                                Cullen Value Fund's average daily net assets
                                                                             equal to:
                            During the most recent fiscal year, Cullen Fund
                            paid an advisory fee at an average rate of       $0-$1 billion:                    0.70%
                            1.00% of average daily net assets.               Greater than $1 billion and
                                                                             less than or equal to $2 billion: 0.65%
                            For the fiscal year ended June 30, 2004, Cullen  Greater than $2 billion and
                            Fund's total annual operating expenses were      Less than or equal to $3 billion: 0.60%
                            2.00%.                                           Greater than $3 billion:          0.55%

                            Cullen has contractually agreed to limit the     The fee is computed daily and paid monthly.
                            total annual fund operating expenses
                            (excluding taxes) to no more than 2.00% at       In addition, Pioneer Cullen Value Fund
                            least through June 30, 2005. Cullen can          reimburses Pioneer for certain fund
                            recapture any expenses or fees it has waived     accounting and legal expenses incurred on
                            or reimbursed within a three-year period from    behalf of the Pioneer Cullen Value Fund in an
                            the date of reimbursement, provided that         amount equal to approximately 0.02% of
                            recapture does not cause the Cullen Fund to      average daily net assets and pays a separate
                            exceed existing expense limitations. However,    shareholder servicing/transfer agency fee to
                            the Cullen Fund is not obligated to pay any      Pioneer Investment Management Shareholder
                            such waived fees more than three years after     Services, Inc. ("PIMSS"), an affiliate of
                            the end of the fiscal year in which the fee was  Pioneer, at an annual fee of $26.60 for each
                            waived. Without the expense recoupment, the      Class A shareholder account.
                            total annual fund operating expenses would
                            have been 1.92%.                                 Pioneer pays the fees of Cullen as the
                                                                             subadviser to the Pioneer Cullen Value Fund.
                                                                             Pioneer will pay Cullen a monthly subadvisory
                                                                             fee equal on an annual basis to:

                                                                             0.35% of average daily net assets up to $1 billion,
                                                                             0.325% of the average daily net assets of the fund
                                                                             greater than $1 billion and less than or equal to $2
                                                                             billion,
                                                                             0.30% of the average daily net assets of the fund
                                                                             greater than $2 billion and less than or equal to $3
                                                                             billion, and
                                                                             0.275% of the average daily net assets of the fund
                                                                             over $3 billion.

                                                                             Pioneer has agreed to limit Pioneer Cullen
                                                                             Value Fund's ordinary operating expenses for
                                                                             Class A shares until November 1, 2008 to
                                                                             1.25% of the fund's average daily net assets.
                                                                             There can be no assurance that Pioneer will
                                                                             limit the fund's operating expenses after
                                                                             November 1, 2008.

                                                                             Pioneer Cullen Value Fund's total annual fund
                                                                             operating expenses are estimated to be
                                                                             1.40%, for the current fiscal year, and the
                                                                             operating expenses upon giving effect to the
                                                                             expense limitation will be 1.25% of average
                                                                             daily net assets.
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

-------------------------------------------------------------------------------------------------------------------------------
                                               Cullen Fund                               Pioneer Cullen Value Fund
-------------------------------------------------------------------------------------------------------------------------------
Distribution and service   Cullen Fund shares and Class A shares of Pioneer Cullen Value Fund are subject to a Rule 12b-1
(12b-1) fee                fee equal to 0.25% annually of average daily net assets.
-------------------------------------------------------------------------------------------------------------------------------
Exchanging shares          Exchanging shares is not offered.                You may exchange your Class A shares of
                                                                            Pioneer Cullen Value Fund for Class A shares
                                                                            of another Pioneer mutual fund. Your
                                                                            exchange request must be for at least $1,000.
                                                                            Pioneer Cullen Value Fund allows you to
                                                                            exchange your shares at net asset value
                                                                            without charging you either an initial or
                                                                            contingent deferred sales charge at the time
                                                                            of the exchange. An exchange generally is
                                                                            treated as a sale and a new purchase of
                                                                            shares for federal income tax purposes.

                                                                            After you establish an eligible fund account,
                                                                            you can exchange fund shares by telephone or
                                                                            online.
-------------------------------------------------------------------------------------------------------------------------------
Selling shares             Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.
                           ----------------------------------------------------------------------------------------------------
                           If you purchased your shares through a           If you have an eligible non-retirement account,
                           broker-dealer or other financial organization,   you may sell up to $100,000 per account per
                           your redemption order may be placed through      day by telephone or online. You may sell fund
                           the same organization. The organization is       shares held in a retirement plan account by
                           responsible for sending your redemption order    telephone only if your account is an eligible
                           to your fund on a timely basis.                  IRA (tax penalties may apply).
-------------------------------------------------------------------------------------------------------------------------------
Net asset value            Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates its net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally
                           4:00 p.m. Eastern time).
-------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has substantially the same portfolio team, the same investment objectives and strategies, and similar investment policies, the funds are subject to the same principal risks. You could lose money on your investment in the fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Large, mid-size or value stocks fall out of favor with investors

     o The fund's assets remain undervalued or do not have the potential value originally expected

     Each fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Cullen thinks appropriate

     o    Offer greater potential for gain and loss

     Risks of investing in non-U.S. issuers may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Cullen may not be able to sell Pioneer Cullen Value Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of Pioneer Cullen Value Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease Pioneer Cullen Value Fund's return

     At times, more than 25% of Pioneer Cullen Value Fund's assets may be invested in the same market segment, such as financials or technology. To the extent Pioneer Cullen Value Fund emphasizes investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund.

Other Consequences of the Reorganization

The Funds' Fees and Expenses

     Shareholders of your fund and Pioneer Cullen Value Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:

--------------------------------------------------------------
   Cullen Fund              Pioneer Cullen Value Fund
 Management Fee                   Management Fee
--------------------------------------------------------------
    1.00%          Up to $1 billion:                    0.70%
                   Greater than $1 billion and
                    less than or equal to $2 billion:   0.65%
                   Greater than $2 billion and
                    less than or equal to $3 billion:   0.60%
                   Greater than $3 billion:             0.55%
--------------------------------------------------------------

     The annual management fee for Pioneer Cullen Value Fund (without giving effect to expense limitations) is less than the rate paid by your fund. Both funds also pay the same Rule 12b-1 fee of 0.25%. At current asset levels, the combined management fee and Rule 12b-1 fee for Class A shares of Pioneer Cullen Value Fund is less than the combined fee for the Cullen Fund.

     Pioneer will provide certain accounting and legal services under a separate administration agreement for approximately 0.02% of average daily net assets. PIMSS will provide shareholder servicing and transfer agency services to Pioneer Cullen Value Fund under a separate shareholder servicing/transfer agency agreement at an annual fee of $26.60 for each Class A shareholder account. PIMSS will also be reimbursed for its cash out-of-pocket expenditures. Pioneer, and not Pioneer Cullen Value Fund, will pay Cullen a monthly subadvisory fee equal on an annual basis to 0.35% of average daily net assets up to $1 billion, 0.325% of the average daily net assets of the fund greater than $1 billion and less than or equal to $2 billion, 0.30% of the average daily net assets of the fund greater than $2 billion and less than or equal to $3 billion, and 0.275% of the average daily net assets of the fund over $3 billion.

     For its most recent fiscal year, your fund's total operating expenses were 1.92% of average daily net assets (before waiver of fees or reimbursement of expenses). Cullen agreed to reimburse your fund to the extent your fund's total operating expenses (excluding taxes) exceeded 2.00% of its average daily net asset value through June 30, 2005. After such time, this expense limit may be terminated or revised at any time. Cullen may recover reimbursed expenses within three years of being incurred from your fund if the expense ratio of the fund is less than the expense limitation of the fund. Upon consummation of the closing of the reorganization, neither Pioneer Cullen Value Fund nor Pioneer will have any obligation to pay any amounts owed to Cullen pursuant to this reimbursement provision.

     Similarly, with regard to Pioneer Cullen Value Fund, Pioneer has agreed to limit, until November 1, 2008, ordinary operating expenses of Class A shares to 1.25% of the average daily net assets attributable to that class by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of the fund.

Past Performance

     Performance information for Pioneer Cullen Value Fund is not presented because the fund has not yet commenced operations. As accounting successor to your fund, Pioneer Cullen Value Fund will assume your fund's historical performance after the reorganization, which performance will be adjusted to take into account Pioneer Cullen Value Fund's applicable sales loads for its various classes. This will show lower performance for the same periods indicated below.

     Set forth below is performance information for your fund. The following performance information indicates some of the risks of investing in your fund. The bar chart shows how your fund's total return has varied from year to year for each full calendar year since its inception. The table shows your fund's average annual total return (before and after taxes) over time compared with a broad-based market index. Past performance before and after taxes does not indicate future results.

                          Cullen Fund's Annual Return*
                            (Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'01      2.13
'02     -7.92
'03     38.07
'04     14.14

* During the period shown in the bar chart, your fund's highest quarterly return was 19.12% for the quarter ended December 31, 2003 and the lowest quarterly return was -17.98% for the quarter ended September 30, 2002.

              Average Annual Total Returns as of December 31, 2004

-------------------------------------------------------------------------------------------
                                                                                  Since
                                                                    1 Year      Inception*
-------------------------------------------------------------------------------------------
Cullen Fund
-------------------------------------------------------------------------------------------
Return Before Taxes                                                  14.14%        11.18%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                               13.68%        10.97%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        9.68%         9.66%
-------------------------------------------------------------------------------------------
S&P 500 Index(2)                                                     10.87%        -2.46%
-------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

*    The Cullen Fund's inception was on July 1, 2000.

The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables are based on (i) for your fund, the expenses of your fund for the period ended June 30, 2004 and (ii) for Pioneer Cullen Value Fund, the estimated expenses for the current fiscal year. Future expenses for all share classes may be greater or less.

                                                                                                      Pioneer Cullen
                                                                                                        Value Fund
                                                                                      Cullen Fund        Class A
Shareholder transaction fees (paid directly from your investment)                     -----------     --------------
Maximum sales charge (load) when you buy shares as a percentage of offering price       None             5.75%(1)
Maximum deferred sales charge (load) as a % of purchase price or the amount you
 receive when you sell shares, whichever is less .................................      None             None(2)
Redemption fees for shares held less than 30 days ................................      None(3)          None

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...................................................................      1.00%            0.70%
Distribution and service (12b-1) fee .............................................      0.25%            0.25%
Other expenses ...................................................................      0.67%            0.45%
Total fund operating expenses ....................................................      1.92%            1.40%(4)
--------------------------------------------------------------------------------------------------------------------
Expense recoupment ...............................................................      0.08%(5)           --
Fee waiver and expense reimbursement .............................................        --            (0.15)%(6)
Net fund operating expenses ......................................................      2.00%            1.25%

(1) No sales load will apply to shares received in the reorganization by shareholders of your fund who become shareholders of record of Pioneer Cullen Value Fund through the reorganization. In addition, shareholders of your fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and shareholders who own shares in the name of an omnibus account provider that agrees to distinguish beneficial holders in the same manner and who maintain such account as of the closing of the reorganization may purchase Class A shares of Pioneer Cullen Value Fund through such account in the future without paying this sales charge.

(2) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(3)  The Cullen Fund's transfer agent charges a $15 wire redemption fee.

(4) Pioneer Cullen Value Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(5) Cullen has contractually agreed to limit the total annual fund operating expenses (excluding taxes) to no more than 2.00% at least through June 30, 2005. Cullen can recapture any expenses or fees it has waived or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Fund to exceed existing expense limitations. However, Cullen Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fee was waived. Without the expense recoupment, the total fund operating expenses were 1.92%.

(6) Pioneer has agreed to waive its fees for Pioneer Cullen Value Fund to the extent certain of the fund's ordinary operating expenses attributable to Class A shares exceed 1.25% of the fund's average daily net assets. This expense limitation is contractual through November 1, 2008.

     The hypothetical example below helps you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same, and (e) the expense limitations are in effect for one year for the Cullen Fund and until November 1, 2008 for Pioneer Cullen Value Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future. Investors' expenses may be higher or lower than those set forth in the following table:

                                            Pro forma                Pro forma
                                         Pioneer Cullen            Pioneer Cullen
                                           Value Fund                Value Fund
                                         Class A Shares            Class A Shares
                     Cullen Fund     (including sales load)     (without sales load)
                     -----------     ----------------------     --------------------
Year 1 ..........       $  203               $  695                    $  127
Year 3 ..........       $  627               $  949                    $  397
Year 5 ..........       $1,078               $1,254                    $  720
Year 10 .........       $2,327               $2,119                    $1,638

            PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on Friday, February 25, 2005, unless your fund and Pioneer Cullen Value Fund agree in writing to a later date. Your fund will transfer all of its assets to Pioneer Cullen Value Fund. Pioneer Cullen Value Fund will assume all of your fund's liabilities. The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the closing date of the reorganization.

     o Pioneer Cullen Value Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's shares. These shares will immediately be distributed to your fund's shareholders in proportion to their holdings of your fund's shares on the closing date of the reorganization. Your fund's shareholders will not experience any dilution in net asset value as a result of the reorganization. As a result, your fund's shareholders will become Class A shareholders of Pioneer Cullen Value Fund.

     o    After the distribution of shares, your fund will be dissolved.

Reasons for the Proposed Reorganization

     The trustees of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The trustees considered the following matters, among others, in approving the proposal.

     First, Pioneer and its affiliates have greater potential for increasing the size of the fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently available to your fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to reduce the fund's per share operating expenses and increase the portfolio management options available to the fund. In this regard, the trustees noted the fact that Pioneer's advisory fee decreases as a percentage of assets as the fund's assets increase, whereas your fund has the same advisory fee regardless of the size of the fund.

     Second, Pioneer's current advisory fee is lower than your fund's advisory fee. In addition, as stated above, if the fund grows to over $1 billion, Pioneer's advisory fee, as a percentage of average daily net assets, will be further reduced. Your fund's fee is the same at all asset levels.

     Third, shareholders of your fund will enjoy continuity of portfolio management. Because Pioneer will retain Cullen to act as subadviser to Pioneer Cullen Value Fund, the portfolio management team of your fund will be the same portfolio management team for Pioneer Cullen Value Fund. Pioneer will oversee Cullen as subadviser to Pioneer Cullen Value Fund in accordance with the terms of the sub-advisory agreement among Pioneer Cullen Value Fund, Pioneer and Cullen (the "Sub-Advisory Agreement").

     Fourth, although Cullen will manage the assets of Pioneer Cullen Value Fund as its subadviser, Pioneer will be responsible for the overall management of Pioneer Cullen Value Fund's operations, including supervision of Cullen's compliance with the fund's investment guidelines and regulatory restrictions. Your fund will benefit from Pioneer's experience and resources in managing investment companies. At December 31, 2004, Pioneer managed over 73 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $175 billion worldwide.

     Fifth, until November 1, 2008, Pioneer has agreed to limit the ordinary operating expenses of Class A shares of Pioneer Cullen Value Fund to 1.25% of average daily net assets, which is lower than your fund's operating expenses of 1.92% (2.00% including the expense recoupment) for the fiscal year ended June 30, 2004 and the expense limitation of 2.00% currently in place for your fund (until at least June 30, 2005). After November 1, 2008, Pioneer is not obligated to maintain an expense limitation but may voluntarily agree to continue such arrangement. The long-term asset growth potential, resulting economies of scale and efficiencies in other expenses could result in lower overall expenses of Pioneer Cullen Value Fund compared to those of your fund after the expense limitation agreement expires, although there can be no assurance that this can be achieved.

     Sixth, the Class A shares of Pioneer Cullen Value Fund received in the reorganization will provide your fund's shareholders with exposure to substantially the same investment product as they currently have.

     Seventh, the reorganization should not be a taxable event for a shareholder of your fund.

     Eighth, the exchange privileges offered to shareholders of Pioneer funds.

     Ninth, that shareholders who own shares in their name as of the close of the reorganization (i.e., not in the name of the broker or other intermediary) and shareholders who own shares in the name of an omnibus account provider that agrees to distinguish beneficial holders in the same manner, and who maintain their account, may purchase additional Class A shares of the Pioneer Cullen Value Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer fund without paying any sales charge.

     The boards of both funds considered that Pioneer would pay all of the expenses of your fund and Pioneer Cullen Value Fund associated with the preparation, printing and mailing of any shareholder communications, including this combined proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

     The boards of both funds also considered that in accordance with Section 15(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), Pioneer and Cullen have agreed that for a period of at least three years after the consummation of the reorganization, Pioneer will use commercially reasonable efforts to assure that at least 75% of the Pioneer Series Trust III's board of trustees are not "interested persons" (as defined in the Investment Company Act) of Pioneer or Cullen; however, the nomination and election of the members of the board of trustees of the Pioneer funds is determined by the board of trustees of the Pioneer funds or their shareholders. In addition, the board of trustees also considered that Pioneer and Cullen have agreed that, for two years after the consummation of the reorganization, Pioneer will not increase its management fees or the Rule 12b-1 fees applicable to Class A shares.

     The boards of both funds considered that each fund's investment adviser, as well as Pioneer Cullen Value Fund's principal distributor, Pioneer Funds Distributor, Inc. ("PFD"), may benefit from the reorganization. Because Pioneer Cullen Value Fund will be the accounting successor to your fund and will assume your fund's performance record, Pioneer expects to be able to increase Pioneer Cullen Value Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Such a growth in asset size benefits Pioneer by increasing its management fees and accelerating the point at which management of the fund is profitable to Pioneer. As subadviser to Pioneer Cullen Value Fund, Cullen would similarly benefit from increased assets because it would receive greater subadvisory fees. Moreover, as discussed below under "Certain Agreements between Pioneer and Cullen," Cullen will receive economic benefits from Pioneer if the reorganization is completed.

     The board of trustees of Pioneer Cullen Value Fund also considered that the reorganization presents an excellent opportunity for the Pioneer Cullen Value Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Cullen Value Fund and its shareholders.

Certain Agreements Between Pioneer and Cullen

     In connection with the reorganization, Pioneer and Cullen have entered into an agreement dated as of October 5, 2004 (the "Transfer Agreement"), which provides, among other things, that (i) Pioneer shall make a payment in the amount of $2 million to Cullen upon the closing of the reorganization, (ii) Cullen shall enter into and perform its obligations under the Sub-Advisory Agreement to serve as subadviser of Pioneer Cullen Value Fund, (iii) Pioneer shall pay Cullen a fee equal to twenty-four months' fees payable under the Sub-Advisory Agreement if within five years of the closing of the reorganization Pioneer terminates the Sub-Advisory Agreement with Cullen without cause, calculated based on Pioneer Cullen Value Fund's assets as of the date of termination, and (iv) Cullen will be subject to certain non-competition provisions. Based on the net asset of the Cullen Fund as of December 31, 2004, the termination fee would be $294,701. As Pioneer Cullen Value Fund's assets increase over time, the termination fee would be higher. The termination fee would not be triggered if the Sub-Advisory Agreement is terminated by Pioneer Cullen Value Fund or its shareholders with or without cause. The termination fee may create a potential conflict of interest between Pioneer Cullen Value Fund and Pioneer. The termination fee could cause Pioneer to recommend that the fund continue to engage Cullen as the fund's subadviser to avoid the fee in circumstances under which the appointment of a new subadviser or the direct management of the fund by Pioneer may be in the best interests of the fund. While underperformance of Pioneer Cullen Value Fund may permit Pioneer to terminate Cullen for cause and avoid the termination fee, the fund must substantially underperform relative to its peer group for two years in order for cause due to underperformance to exist. While these potential conflicts of interest could arise, the board of trustees of Pioneer Cullen Value Fund does not intend to consider the potential for Pioneer incurring a termination fee in evaluating whether to continue Cullen's appointment as subadviser to the fund. The provisions of the termination fee were disclosed to the board of trustees of Pioneer Series Trust III prior to their approval of the Sub-Advisory Agreement. The terms of the Sub-Advisory Agreement with Cullen are discussed under "Material Provisions of the Management Agreements and the Sub-Advisory Agreement."

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, substantially in the form attached as Exhibit A. The description of the Agreement and Plan of Reorganization contained herein is qualified in its entirety by the attached copy. The material terms of the Agreement and Plan of Reorganization are described below.

Tax Status of the Reorganization

     The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Cullen Value Fund, that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Cullen Fund and Pioneer Cullen Value Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code. Pioneer Cullen Value Fund intends to continue to so qualify after the reorganization.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Pioneer Cullen Value Fund as described above or (2) the distribution by your fund of Pioneer Cullen Value Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by Pioneer Cullen Value Fund upon the receipt of your fund's assets solely in exchange for the issuance of Pioneer Cullen Value Fund shares to your fund and the assumption of your fund's liabilities by Pioneer Cullen Value Fund;

     o The basis of the assets of your fund acquired by Pioneer Cullen Value Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in the hands of Pioneer Cullen Value Fund will include your fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your fund solely for Pioneer Cullen Value Fund shares as part of the reorganization;

     o The basis of Pioneer Cullen Value Fund shares received by you in the reorganization will be the same as the basis of your shares of your fund surrendered in the exchange; and

     o The tax holding period of Pioneer Cullen Value Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your fund and Pioneer Cullen Value Fund. These representations are included as Annex A and Annex B to the Agreement and Plan of Reorganization, which is attached hereto as Exhibit A.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of Agreement and Plan of Reorganization

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the execution by Cullen and Pioneer of an investment subadvisory agreement whereby Cullen would serve as subadviser to the Pioneer Cullen Value Fund, the performance by Pioneer Cullen Value Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 6 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligation of Pioneer Cullen Value Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws and applicable law. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization, consistent with the tax consequences described under "Tax Status of the Reorganization" (see
Section 8 of the Agreement and Plan of Reorganization, attached as Exhibit A).

     Termination of Agreement. The board of either your fund or Pioneer Cullen Value Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund have already approved it) at any time before the closing date of the reorganization, if that board believes in good faith that proceeding with the reorganization would no longer be in the best interests of shareholders.

     Expenses of the Reorganization. Pioneer will pay all of the expenses of Cullen Fund and Pioneer Cullen Value Fund associated with the preparation, printing and mailing of any shareholder communications, including this combined proxy statement and prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization.

Capitalization

     The following table sets forth the capitalization of each fund as of December 28, 2004, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. This table reflects the pro forma ratios of one Class A share of Pioneer Cullen Value Fund being issued for each share of your fund. The exchange ratio will remain 1:1 on the closing date of the reorganization.

                                                          December 28, 2004
                                         ------------------------------------------------------
                                                                                Pioneer Cullen
                                                            Pioneer Cullen        Value Fund
                                          Cullen Fund         Value Fund           Pro Forma
                                         -------------      --------------     ----------------
Net Assets ........................      $41.6 million            N/A           $41.6 million
Net Asset Value Per Share .........             $15.47            N/A                  $15.47
Shares Outstanding ................          2,689,083            N/A               2,689,083

     It is impossible to predict how many shares of Pioneer Cullen Value Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Pioneer Cullen Value Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or Cullen ("independent trustees"), approved the reorganization. In particular, the board of trustees determined that the reorganization is in the best interests of your fund. Similarly, the board of trustees of Pioneer Series Trust III, including its independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Pioneer Cullen Value Fund.

     The trustees of your fund recommend that the shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. The presence in person or by proxy of a majority of shareholders entitled to cast votes at the meeting will constitute a quorum. Approval of the proposal described above requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, the vote of a majority of the shares of your fund outstanding and entitled to vote means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2)  more than 50% of the outstanding shares of the fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

-----------------------------------------------------------------------------------------------------------------------------
             Shares                                 Quorum                                         Voting
-----------------------------------------------------------------------------------------------------------------------------
In General                       All shares "present" in person or by proxy   Shares "present" in person will be voted in
                                 are counted toward a quorum.                 person at the meeting. Shares present by
                                                                              proxy will be voted in accordance with
                                                                              instructions.
-----------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting      Considered "present" at meeting for          Voted "for" the proposal.
Instruction (other than Broker   purposes of quorum.
Non-Vote)
-----------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the       Considered "present" at meeting for          Broker non-votes do not count as a vote "for"
underlying holder had not        purposes of quorum.                          the proposal and effectively result in a vote
voted and the broker does not                                                 "against" the proposal.
have discretionary authority to
vote the shares)
-----------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                  Considered "present" at meeting for          Abstentions do not constitute a vote "for" the
                                 purposes of quorum.                          proposal and effectively result in a vote
                                                                              "against" the proposal.
-----------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this combined proxy statement and prospectus, and your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further actions may be appropriate.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to the Pioneer Cullen Value Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The board of trustees of the Pioneer funds is responsible for overseeing the performance of each Pioneer fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management agreement and the sub-advisory agreement. For a discussion of these contracts, see "Material Provisions of the Management Agreements and the Sub-Advisory Agreement" below.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule which would supersede the Exemptive Order, Pioneer and the Pioneer funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer fund without shareholder approval. This means that Pioneer could remove Cullen and replace it without the approval of Pioneer Cullen Value Fund shareholders. However, Pioneer has no current intention to replace Cullen as subadviser for any of the Pioneer funds.

Investment Subadviser

     Cullen will serve as the investment subadviser to the Pioneer Cullen Value Fund. Cullen is located at 645 Fifth Avenue, New York, New York, 10022. As of December 31, 2004, assets under management were approximately $59.3 million.

Disclosure of Portfolio Holdings

     The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Pioneer Cullen Value Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Pioneer Cullen Value Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Pioneer Cullen Value Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the board of trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

     Pioneer Cullen Value Fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Pioneer Cullen Value Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Cullen Value Fund's prospectus. Ask your investment professional for more information.

     If you invest in Pioneer Cullen Value Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-622-3265

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of a Pioneer fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-622-3265 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. You may make up to four exchange redemptions of $25,000 or more per account per calendar year. Each Pioneer fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. You will not be charged any sales loads for exchanging Class A shares of Pioneer Cullen Value Fund you receive as a result of the reorganization with Class A shares of another Pioneer fund.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Cullen Value Fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The Pioneer Cullen Value Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          o Are selling over $100,000 or exchanging over $500,000 worth of shares

          o Changed your account registration or address within the last 30 days

          o Instruct the transfer agent to mail the check to an address different from the one on your account

          o    Want the check paid to someone other than the account owner(s)

          o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A shares that may occur in any calendar year.

     o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The fund may reject a purchase or exchange order before its acceptance or cancel any purchase or exchange order prior to issuance of shares, which occurs within three days after receipt of an order in good standing. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected or cancelled will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected or cancelled order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

MATERIAL PROVISIONS OF THE MANAGEMENT AGREEMENTS AND THE SUB-ADVISORY AGREEMENT

Management Agreement -- Cullen Fund

     The following is a summary of the material terms of the Cullen Fund's existing investment advisory agreement with Cullen (the "Cullen Advisory Agreement").

     Services. Under the terms of the Cullen Advisory Agreement, Cullen manages the Cullen Fund's investments and business affairs, subject to the supervision of the board of trustees. At its expense, Cullen provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Cullen Fund.

     Compensation. As compensation under the Cullen Advisory Agreement, the Cullen Fund pays Cullen a monthly advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. In addition, Cullen has agreed to reimburse the Cullen Fund to the extent that the Fund's total annual expenses, other than taxes, interest and extraordinary litigation expenses, during any of the Fund's fiscal years, exceed 2.00% of its average daily net asset value through June 30, 2005. Brokers' commissions and other charges relative to the purchase and sale of portfolio securities are not regarded as expenses.

     The table below shows gross advisory fees paid by the Cullen Fund and any expense reimbursements by Cullen during the fiscal year ended June 30, 2004:

Cullen Fund
-----------
Advisory Fee ...........    $288,959

     Term. The Cullen Advisory Agreement continues in effect for successive annual periods, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

     Limitation of Liability. The Cullen Advisory Agreement provides that Cullen shall not be subject to liability to your fund or to any shareholder of your fund for any loss suffered by your fund or its shareholders from or as a consequence of any act or omission of Cullen, or of any of the partners, employees or agents of Cullen, in connection with or pursuant to the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Cullen in the performance of its duties or by reason of reckless disregard by Cullen of its obligations and duties under the agreement.

     Termination, Continuance and Amendment. The Cullen Advisory Agreement continues from year to year subject to approval of its continuance at least annually by the vote of (1) a majority of your fund's trustees, including a majority of the independent trustees, in each case cast in person at a meeting called for the purpose of voting on such approval; or (2) a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Investment Company Act) of your fund. The Agreement may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of your fund's outstanding voting securities, or by Cullen. The Agreement terminates automatically in the event of its assignment.

Management Agreement -- Pioneer Cullen Value Fund

     The following is a summary of the material terms of the Pioneer Cullen Value Fund's investment management agreement with Pioneer (the "Pioneer Management Agreement").

     Services. Under the Pioneer Management Agreement, Pioneer, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. Pioneer provides for such investment program through the retention of Cullen as subadviser. In addition, Pioneer:

     o pays the fee of Cullen as subadviser and supervises Cullen's activities as subadviser;

     o advises the fund in connection with policy decisions to be made by the trustees;

     o    provides day-to-day administration; and

     o provides required reports and recommendations to the trustees and maintains the records of the fund.

     Under the Pioneer Management Agreement, Pioneer pays all expenses not specifically assumed by the fund where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund. Under the Pioneer Management Agreement, the fund assumes the following expenses: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of the independent auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 under the Investment Company Act; (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any and (m) expenses incurred (i) as a result of a change in the law or regulations, (ii) as a result of a mandate from the board of trustees with associated costs of a character generally assumed by similarly structured investment companies or (iii) that is similar to the expenses listed in the existing contract.

     Compensation. Pioneer Cullen Value Fund pays an investment management fee, accrued daily and paid monthly in arrears, to Pioneer equal on an annual basis to 0.70% of the average daily net assets of the fund up to $1 billion, 0.65% of the average daily net assets of the fund greater than $1 billion and less than or equal to $2 billion, 0.60% of the average daily net assets of the fund greater than $2 billion and less than or equal to $3 billion, and 0.55% of the average daily net assets of the fund over $3 billion. Because Pioneer Cullen Value Fund is not operational and does not expect to be operational until the consummation of the reorganization, the fund has not yet paid any management fees.

     As described above, Pioneer has agreed to limit, until November 1, 2008, the ordinary operating expense attributable to the Class A expenses of Pioneer Cullen Value Fund to 1.25% of the average daily net assets attributable to the Class A shares of Pioneer Cullen Value Fund by not imposing all or a portion of its management fee and, if necessary, limiting other ordinary operating expenses of Pioneer Cullen Value Fund.

     Term. The Pioneer Management Agreement will take effect on the closing date of the reorganization and will remain in effect for two years. Thereafter, the Pioneer Management Agreement will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

     Limitation of Liability. The Pioneer Management Agreement provides that Pioneer is not liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Pioneer, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Termination, Continuance and Amendment. Except as described above, the Pioneer Management Agreement continues from year to year subject to annual approval of its continuance by (1) a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, or (2) by a majority of the fund's outstanding voting securities, as defined in the Investment Company Act. The Agreement may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by Pioneer. The Agreement terminates automatically in the event of its assignment.

Sub-Advisory Agreement -- Pioneer Cullen Value Fund

     Cullen will serve as subadviser to Pioneer Cullen Value Fund pursuant to a sub-advisory agreement among the fund, Pioneer and Cullen (as defined previously above, the "Sub-Advisory Agreement"). The following is a summary of the material terms of the Sub-Advisory Agreement.

     Services. Under the Sub-Advisory Agreement, Cullen will, subject to the supervision of Pioneer and the board of trustees of the fund, regularly provide the fund with investment research, advice and supervision and shall furnish continuously an investment program for the fund, consistent with the investment objective and policies of the fund. Cullen will also provide assistance to Pioneer with respect to the voting of proxies for the fund as Pioneer may request. Cullen shall maintain certain books and records with respect to the fund's securities transactions and will cooperate with and provide reasonable assistance to Pioneer, the fund, and the fund's other agents and representatives with respect to requests for information and preparation of regulatory filings and reports. Cullen will bear its own costs of providing services under the Sub-Advisory Agreement.

     Compensation. Pioneer will pay Cullen a monthly fee equal on an annual basis to 0.35% of average daily net assets up to $1 billion, 0.325% of the average daily net assets of the fund greater than $1 billion and less than or equal to $2 billion, 0.30% of the average daily net assets of the fund greater than $2 billion and less than or equal to $3 billion, and 0.275% of the average daily net assets of the fund over $3 billion.

     Limitation of Liability. The Sub-Advisory Agreement provides that Cullen shall not be liable to Pioneer or the fund for any losses, claims, damages, liabilities or litigation incurred or suffered by Pioneer or the fund as a result of any error of judgment or mistake of law by Cullen with respect to the fund, except that Cullen shall be liable for and shall indemnify Pioneer and the fund from any loss arising out of or based on (i) Cullen being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or statement of additional information or any written policies, procedures, guidelines or instructions provided in writing to Cullen by the trustees of the fund or Pioneer, (ii) Cullen causing the fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of an act or omission of Cullen, unless acting at the direction of Pioneer, (iii) Cullen's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement, or (iv) the fund being in violation of any applicable federal or state law, rule or regulation or any written policies, procedures, guidelines or instructions provided in writing to Cullen by the trustees of the fund or Pioneer by reason of any action or inaction by Cullen.

     Term and Termination. The Sub-Advisory Agreement shall remain in force provided its continuance is approved prior to December 31, 2006 by either (1) a majority vote of the Board or (2) the affirmative vote of a majority of the outstanding voting securities of the fund, and a majority of the independent trustees. The Sub-Advisory Agreement may be terminated at any time on not more than sixty (60) days' nor less than thirty (30) days' written notice without penalty by (a) Pioneer, (b) the fund's board of trustees, (c) a majority of the fund's outstanding voting securities, as defined in the Investment Company Act, or (d) Cullen. The Sub-Advisory Agreement shall automatically terminate in the event of its assignment or upon termination of the Pioneer Management Agreement.

Pioneer Cullen Value Fund's Class A Rule 12b-1 Plan

     As described above, the Pioneer Cullen Value Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plan" or the "Plan"). Because the Rule 12b-1 fees payable under the Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to the Class A Plan, the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     Trustee Approval and Oversight. The Plan was approved by the board of trustees of Pioneer Cullen Value Fund, including a majority of the independent trustees, by votes cast in person at a meeting called for the purpose of voting on the Plan on August 8, 2004. Pursuant to the Plan, at least quarterly, PFD will provide the fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. The Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plan will benefit the fund and its current and future shareholders. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plan must also be approved by the trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS

     This table shows the financial performance for the fiscal years indicated. It is intended to help you understand your fund's financial results for a single fund share. "Total return" shows how much your investment in the Cullen Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information for the fiscal year ended June 30, of each year has been audited by PricewaterhouseCoopers LLP, your funds' independent registered public accounting firm. Their report and the Cullen Fund's financial statements are included in their annual and semi-annual reports, which are available upon request free of charge by calling the toll-free telephone number 1-877-485-8586.

                                Cullen Value Fund

                                                                                    Years Ended June 30,
                                                                      -------------------------------------------------
                                                                       2004          2003          2002          2001
                                                                      -------       -------       -------       -------
Per share data:
 Net asset value, beginning of period ...........................     $ 11.27       $ 11.90       $ 11.34       $ 10.00
                                                                      -------       -------       -------       -------
Income from investment operations:
 Net investment (loss)/income ...................................     $  0.02       $  0.04       $  0.03       $  0.01
 Net realized and unrealized (loss)/gain on investments .........        2.71         (0.64)         0.59          1.36
                                                                      -------       -------       -------       -------
Total from investment operations ................................     $  2.73       $ (0.60)      $  0.62       $  1.35
                                                                      -------       -------       -------       -------
Less distributions:
 Dividend from net investment income ............................     $ (0.04)      $ (0.03)      $    --       $ (0.02)
 Dividend from net realized gain ................................          --            --         (0.06)           --
                                                                      -------       -------       -------       -------
Total distributions .............................................     $ (0.04)      $ (0.03)      $ (0.06)      $ (0.02)
                                                                      -------       -------       -------       -------
 Net asset value, end of period .................................     $ 13.96       $ 11.27       $ 11.90       $ 11.34
                                                                      =======       =======       =======       =======
Total Return ....................................................       24.24%        (5.04)%        5.52%        13.65%
                                                                      =======       =======       =======       =======
Ratios / Supplemental Data:
 Net assets, end of period (thousands) ..........................      33,089       $22,235       $16,501       $12,618
Ratio of expenses to average net assets:
 Before expense waiver and reimbursement ........................        1.92%         2.22%         2.33%         3.31%
 After expense waiver and reimbursement .........................        2.00%         2.00%         2.00%         2.00%
Ratio of net investment income (loss) to average net assets:
 Before expense waiver and reimbursement ........................        0.32%         0.30%        (0.01)%       (1.19)%
 After expense waiver and reimbursement .........................        0.24%         0.52%         0.31%         0.12%
Portfolio turnover rate .........................................       69.67%        70.64%        44.12%        29.31%

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, by Cullen, by Pioneer Cullen Value Fund's investment adviser, Pioneer, by Pioneer Cullen Value Fund's transfer agent, PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services at a cost of approximately $5,000. Pioneer will bear the cost of such solicitation.

Revoking Proxies

     A Cullen Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, U.S Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

     As of December 28, 2004, 2,689,082.969 shares of beneficial interest of the Cullen Fund were outstanding. Only shareholders of record on December 28, 2004, (the "record date") are entitled to notice of and to vote at the meeting. The presence in person or by proxy by the majority of shareholders of your fund entitled to cast votes at the meeting will constitute a quorum.

Other Business

     Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the four reorganization proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

                         OWNERSHIP OF SHARES OF THE FUND

     To the knowledge of your fund, as of December 28, 2004, the following persons owned of record or beneficially owned 5% or more of the outstanding shares of the Cullen Value Fund. No shares of the Pioneer Cullen Value Fund were outstanding as of that date.

------------------------------------------------------------------------
                           Cullen Value Fund
------------------------------------------------------------------------
Name and Address                     % Ownership*     Type of Ownership
------------------------------------------------------------------------
Charles Schwab & Co.                    46%               Record
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------
Larry R. Tachett                        16%               Record
6101 Almond Terrace
Plantation, FL 33317-2505
------------------------------------------------------------------------
Curtis J. Flanagan                      14%               Record
777 Bayshore Drive, Apt. 901
Fort Lauderdale, FL 33304-3981
------------------------------------------------------------------------

* Percentage ownership also represents pro-forma percentage ownership of Pioneer Cullen Value Fund.

     As of December 28, 2004, the trustees and officers of your fund, as a group, owned in the aggregate approximately 20% of the outstanding shares of the Cullen Value Fund on such date. The trustees of Pioneer Series Trust III and officers of Pioneer Cullen Value Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of Pioneer Cullen Value Fund.

                                     EXPERTS

     The financial statements and the financial highlights of the Cullen Fund for the fiscal year ended June 30, 2004 are incorporated by reference into this prospectus and proxy statement. The financial statements and financial highlights for the Cullen Value Fund have been independently audited by PricewaterhouseCoopers LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION

     The Cullen Fund and Pioneer Cullen Value Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at no charge at http://www.sec.gov.

            EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 18th day of January, 2005, by and between Pioneer Series Trust III, a Delaware statutory trust (the "Acquiring Trust") on behalf of its series Pioneer Cullen Value Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Cullen Funds Trust, a Delaware statutory trust ("Cullen Trust"), on behalf of its series, Cullen Value Fund (the "Acquired Fund"), a series of Cullen Trust with its principal place of business at 645 Fifth Avenue, New York, New York 10022. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of "reorganization" as such term is defined in Section 368(a) (1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund or the Cullen Trust attributable to the Acquired Fund, whether accrued, absolute, contingent or otherwise (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization as provided herein (the "Closing Date"), of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and Cullen Trust are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of Cullen Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

     WHEREAS, the Board of Trustees of Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), with respect to privately placed or other restricted securities the Acquired Fund may have acquired, liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in Paragraph 2.2; and (ii) to assume the Assumed Liabilities, as set forth in Paragraph 1.3. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2(a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund (to the extent transferable) or Cullen Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or to the extent agreed upon between Cullen Trust and the Acquiring Trust, be provided access to) copies of all records that Cullen Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof), but will not, without the prior approval of the Acquiring Fund, acquire any additional securities of the type in which the Acquiring Fund is not permitted to invest in accordance with its fundamental investment policies and restrictions. The Acquired Fund will notify the Acquiring Fund on the fifth day prior to the Closing Date if the Acquired Fund has purchased since the date of this Agreement any securities that are valued at "fair value" under the valuation procedures of the Acquired Fund and will promptly notify the Acquiring Fund if between said fifth day prior to the Closing date and the Closing Date if the Acquired Fund purchases any securities that are valued at "fair value."

     1.3 The Acquired Fund will use commercially reasonable efforts to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing. The Acquiring Fund shall assume all of the Assumed Liabilities at Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), Cullen Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by Cullen Trust instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Acquired Fund Shareholders. Fractional shares shall be carried to the third decimal place. Cullen Trust shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. The Acquired Fund Shareholders holding certificates representing their ownership of common shares of the Acquired Fund shall be entitled to surrender such certificates to the transfer agent for the Acquiring Fund or deliver to the transfer agent for the Acquiring Fund an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to Pioneer Investment Management Shareholder Services, Inc. prior to the Closing Date. Any Acquired Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The Acquired Fund shall effect, following the Closing Date, the transfer of the Acquired Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Assumed Liabilities by the Acquiring Fund, and the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders pursuant to Paragraph 1.4, and the Acquired Fund, as soon as reasonably practicable thereafter, shall be terminated as a series of Cullen Trust under the laws of the State of Delaware and in accordance with Cullen Trust's Declaration of Trust and By-Laws.

     1.8 Any reporting responsibility of Cullen Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Cullen Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Assets shall, in each case, be determined as of the close of business (4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information; provided, however, if the Acquiring Fund has no assets as of the Closing Date (other than a nominal amount of assets represented by shares issued to the Acquiring Fund Adviser, or its affiliate, as the initial shareholder of the Acquiring Fund), the NAV of each Acquiring Fund Share shall be the same as the NAV of each share of the Acquired Fund. The NAV of the Acquired Assets shall be computed by U.S. Bank, National

Association (the "Acquired Fund Custodian") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the face of the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Section 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm the NAV of the Acquired Assets.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Assets, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Custodian, respectively, to deliver a copy of its valuation report, reviewed by its independent accountants, to the other party at Closing. All computations of value shall be made by the Acquiring Fund Custodian (as defined below) and the Acquired Fund Custodian in accordance with its regular practice as custodian and pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be February 25, 2005 or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided (the "Closing"). The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Acquired Fund Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquired Fund Custodian by recording the transfer of beneficial ownership thereof on the Acquired Fund Custodian's records.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets. Any cash delivered shall be in the form of currency or by the Acquired Fund Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund Custodian with immediately available funds by wire transfer pursuant to instruction delivered prior to Closing.

     3.4 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Assets pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list (which may be in electronic form) of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of beneficial interest of the Acquired Fund owned by each such Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of Cullen Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from Cullen Trust's records by such officers or one of Cullen Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, Cullen Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warrantees and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a duly established and designated series of Cullen Trust. Cullen Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the statutory trust power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of Cullen Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) Cullen Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is and on the Closing Date will be in full force and effect. The Acquired Fund is a diversified investment company under the Investment Company Act;

          (c) Cullen Trust is not in violation of, and the execution, delivery and (subject to the approval of this Agreement by the Acquired Fund Shareholders) performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of Cullen Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which Cullen Trust is a party or by which the Acquired Fund or its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against Cullen Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. Cullen Trust knows of no facts which might form the basis for the institution of such proceedings. Except as disclosed on Schedule 4.1 to this Agreement (the "Disclosure Schedule"), neither Cullen Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated or would be binding upon the Acquiring Fund as the successor to the Acquired Fund and that could be reasonably expected to have an adverse effect on the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement, the Cullen Trust's constituent documents or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in net asset value as of and for the fiscal year ended June 30, 2004 has been audited by PricewaterhouseCoopers, independent certified public accountants, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such dates and the results of its operations for the periods indicated. The Statement of Assets and Liabilities of the Acquired Fund to be delivered as of the Closing Date pursuant to Paragraph 5.7 will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. As of the date hereof, no significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-SAR or Form N-CSR to enable the chief executive officer and chief financial officer or other officers of Cullen Trust to make the certifications required by the Sarbanes-Oxley Act of 2002, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since June 30, 2004, except as specifically disclosed in the Acquired Fund's prospectus, statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement including Paragraph 7.4), a change in NAV per share of the Acquired Fund arising out of its normal investment operations or a change in market values of securities in the Acquired Fund's portfolio or a change in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception (including the current taxable year), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due (or adequate provision for such payment has been made in its financial statements in accordance with GAAP);

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities in all material respects and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns in all material respects;

               (E) Except as set forth on the Disclosure Schedule, the Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a reorganization qualifying under Section 368(a)(1)(F) of the Code. The Acquired Fund is not aware of any agreement, plan or other circumstance that would prevent the Reorganization from qualifying as a reorganization under Section 368(a)(1)(F) of the Code;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable and those that are being contested in good faith;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited, and will not be limited as a result of the Reorganization, under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

               (R) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

          (i) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, $.001 par value per share. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid, and have full voting rights and will be freely transferable. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of the Acquired Fund, nor is there outstanding any security convertible into any of its shares of beneficial interest of the Acquired Fund;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired and such imperfections of title or encumbrances that do not detract from the value or use of the Acquired Assets subject thereto;

          (k) Subject to approval by the Acquired Fund Shareholders, Cullen Trust has the statutory trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Cullen Trust's Board of Trustees, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934 as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the

     Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Cullen Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) To Cullen Trust's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund, each dated October 28, 2003 (collectively, the "Acquired Fund Prospectus"), and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by Cullen Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were at the appropriate date in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not at the appropriate date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

          (s) Neither the Acquired Fund nor, to the knowledge of Cullen Trust, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (t) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Trust on behalf of the Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund and Cullen Trust, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a duly established and designated series of the Acquiring Trust and has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted. The Acquiring Fund will have no issued or outstanding shares prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. (or one of its affiliates) and will have no investment operations prior to the Closing Date;

          (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is and on the Closing Date will be in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of its date and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The statement of assets and liabilities of the Acquiring Fund as the Valuation Time to be delivered pursuant to Paragraph 5.8 of this Agreement by the Acquiring Trust for the purpose of determining the number of Acquiring Fund shares to be issued pursuant to Section 2.2 hereof will fairly and accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest as of such date, in conformity with GAAP applied on such date;

          (e) At the Closing, the Acquiring Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Paragraph 5.8 of this Agreement, free and clear of all liens or encumbrances of any nature whatsoever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto or materially affect title thereto;

          (f) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund and any amendments or supplements thereto on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) Neither the Acquiring Fund nor the Acquiring Trust is in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (h) No litigation, administrative or other proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or prospects or its ability to consummate the transactions contemplated herein;

          (i) The Acquiring Trust will elect to treat the Acquiring Fund as a regulated investment company ("RIC") for federal income tax purposes under
     Part I of Subchapter M of the Code. The Acquiring Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund with respect to the Acquiring Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. On the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share, which will be divided into Class A, B, C, Y and R shares, each having the characteristics described in the Acquiring Fund's prospectuses. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable, and have full voting rights and be freely transferable. No shareholders of the Acquiring Fund shall have any statutory or constructive preemptive rights of subscription or purchase in respect thereto. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

          (k) The Acquiring Fund has the power and authority, trust and otherwise, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Acquiring Fund has been duly authorized by all necessary action on the part of the Acquiring Fund and its Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (m) No consent, approval, authorization or order of or filing with any court or governmental authority or any other person is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (n) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to Cullen Trust and Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course as presently conducted between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 Cullen Trust will call a special meeting of Acquired Fund Shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, such Proxy Materials to be satisfactory to Cullen Trust and shall comply materially with the requirements of the Securities Act, the Exchange Act and the Investment Company Act. The Acquiring Trust will promptly prepare and file with the Commission the Registration Statement on Form N-14 relating to the Reorganization. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Cullen Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund's shares.

     5.6 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Assets as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by Cullen Trust's chief financial officer. As promptly as practicable, but in any case within 30 days after the Closing Date, Cullen Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the chief financial officer of Cullen Trust.

     5.8 The Acquiring Fund shall furnish to the Acquired Fund on the Closing Date the statement of assets and liabilities of the Acquiring Fund as of the Valuation Time to be used for purposes of determining the number of Acquiring Fund Shares to be issued pursuant to Section 2.2 hereof, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Treasurer of the Acquiring Trust.

     5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.10 Cullen Trust shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

     5.11 From and after the date of this Agreement and until the Closing Date, each of the Funds, the Acquiring Trust and Cullen Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)(F) of the Code, and shall not take any position inconsistent with such treatment.

     5.12 From and after the date of this Agreement and through the time of the Closing on the Closing Date, the Acquired Fund shall use its commercially reasonable efforts to cause the Acquired Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquired Fund from qualifying as a RIC under the provisions of Subchapter M of the Code.

     5.13 The Acquiring Trust shall used its commercially reasonable efforts to cause the Acquiring Fund, when organized, to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquiring Fund from qualifying as a RIC.

     5.14 The Acquired Fund shall prepare, or cause to be prepared all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall pay or provide adequate liability reserves for payment of Taxes with respect to any such Tax Returns.

     5.15 The Acquiring Trust shall cause the Acquiring Fund Shares to be issued pursuant to this Agreement to be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date and the Acquiring Trust and Acquiring Fund shall have performed all obligations required by this Agreement to be performed at or prior to the Closing;

     6.2 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Paragraph 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request (it being agreed that such certificate is provided to confirm the representations and warranties as of the Closing Date and shall not be a source of liability, separate from this Agreement, to the Acquired Fund);

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund; and

     6.4 The Acquired Fund shall have received at the Closing a favorable opinion of counsel, who may be an employee or officer of Pioneer Investment Management, Inc. (based upon or subject to such representations, assumptions and limitations as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form reasonably satisfactory to Acquired Fund, including, without limitation, opinions substantially to the effect that (a) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders pursuant to this Agreement are duly registered under the Securities Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof, and (b) the Registration Statement has become effective with the Commission and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by Cullen Trust and Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement by or on behalf of Cullen Trust and Acquired Fund shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Cullen Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by Cullen Trust's chief financial officer;

     7.3 The Acquired Trust on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate of Cullen Trust on behalf of the Acquired Fund by its President or Secretary and a chief financial officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request (it being agreed that such certificate is provided to confirm the representations and warranties as of the Closing Date and shall not be a source of liability separate from this Agreement, to the Acquiring Fund.)

     7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler an Acquired Fund Tax Representation Certificate satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Fund shall have received at the Closing a favorable opinion of counsel, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Fund, including, without limitation, opinions substantially to the effect that this Agreement has been duly authorized, executed and delivered by Cullen Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of Cullen Trust, on behalf of the Acquired Fund; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of Cullen Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing the Acquired Fund Shareholders would not be diluted as a result of the Reorganization.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund Shareholders in accordance with the provisions of the Cullen Trust's Declaration of Trust and By-Laws and the Investment Company Act and the rules and regulations thereunder, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein or that would materially and adversely affect the financial condition or business of the other party;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained and be in full force and effect, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 Each of the Acquiring Fund's Registration Statement on Form N-14 and the Registration Statement on Form N-1A (and reflecting the Acquiring Fund as the accounting successor of the Acquired Fund) shall have become effective under the Securities Act and no stop orders suspending the effectiveness of either of such Registration Statements shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler, satisfactory to the Acquired Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed in writing by Pioneer Investment Management, Inc. that it will pay for the expenses and costs of the Funds associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the Securities and Exchange Commission or any other governmental authority in connection with the reorganization; provided that Pioneer Investment Management will not be responsible for the costs and expenses associated with amending or supplementing the Acquired Fund's registration statements or other Securities and Exchange Commission filings. Such undertaking is attached as Schedule 9. Except as set forth on Schedule 9, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall expire with and be terminated by consummation of the Transaction and neither Cullen Trust nor the Acquiring Trust nor any of their respective officers, directors, trustees, agents or shareholder shall have any liability with respect to such representations and warranties after the Closing. Notwithstanding any other provision of this Agreement to the contrary, neither the Cullen Trust nor the Acquired Fund nor any of the trustees, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Cullen Trust made in Paragraph 4.1 of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, neither the Acquiring Trust nor the Acquiring Fund nor any of the trustees, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Acquiring Trust made in Paragraph 4.2 of this Agreement.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of Cullen Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund Shareholders;

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to September 30, 2005 or such other date as the parties may mutually agree upon in writing; or

          (f) if the Sub-Advisory Agreement by and between Pioneer Investment Management, Inc. and Cullen Capital Management LLC has not been approved in accordance with Section 15 of the Investment Company Act and executed or is otherwise not in full force and effect on the Closing Date.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, Cullen Trust or the Acquired Fund, or the Trustees, officers, agents or shareholders of Cullen Trust, Cullen Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Cullen Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by Cullen Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Cullen Funds Trust, 645 Fifth Avenue, The Olympic Tower 7th Floor, New York, New York 10022], with copies to: Sidley Austin Brown & Wood LLP, 10 South Dearborn Street, Chicago, Illinois

60603, Attention: Andrew Shaw, and the Acquiring Fund c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention:
Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and Cullen Trust shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of Cullen Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust and the Trustees of Cullen Trust and this Agreement has been executed by authorized officers of the Acquiring Fund and Cullen Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Declaration of Trust of Cullen Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   CULLEN FUNDS TRUST on behalf of
                                          CULLEN VALUE FUND


By: ___________________________________   By: __________________________________
Name:                                     Name:
Title:                                    Title:


Attest:                                   PIONEER SERIES TRUST III on behalf of
                                          PIONEER CULLEN VALUE FUND


By: ___________________________________   By: __________________________________
Name:                                     Name:
Title:                                    Title:

Annex A


                        TAX REPRESENTATION CERTIFICATE OF

                      PIONEER SERIES TRUST III ON BEHALF OF
                            PIONEER CULLEN VALUE FUND

     This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization (the "Agreement") made as of January 18, 2005 between Pioneer Series Trust III, a Delaware statutory trust ("Acquiring Trust"), on behalf of its series Pioneer Cullen Value Fund ("Acquiring Fund") and Cullen Funds Trust, a Delaware statutory trust, on behalf of Cullen Value Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

     1. Acquiring Trust is a statutory trust established under the laws of the State of Delaware, and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund.

     2. Neither Acquiring Fund nor any person treated as related to Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) nor any partnership of which Acquiring Fund or any such related person is a partner has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in the ordinary course of a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund will properly elect to be treated as a regulated investment company under Subchapter M of the Code and will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

     8. Acquiring Fund meets the requirements of a regulated investment company in Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquiring Fund will not furnish any consideration in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

     12. Immediately following the transaction, Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of the Acquiring Fund, which will represent less than 1% of the outstanding shares, and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for Acquired Fund assets.

     13. The transaction is being undertaken for valid and substantive business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund Shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund Shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquiring Fund.


                                   * * * * *


     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       PIONEER SERIES TRUST III ON BEHALF OF
                                       PIONEER CULLEN VALUE FUND


                                       By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

Dated: February 25, 2005

Annex B


                        TAX REPRESENTATION CERTIFICATE OF

                               CULLEN FUNDS TRUST
                         ON BEHALF OF CULLEN VALUE FUND

     This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization (the "Agreement") made as of January 18, 2005 between Pioneer Series Trust III, a Delaware statutory trust on behalf of its series, Pioneer Cullen Value Fund ("Acquiring Fund") and Cullen Funds Trust, a Delaware statutory trust ("Cullen Trust"), on behalf of Cullen Value Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Cullen Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

     1. Acquired Fund is a series of Cullen Funds Trust, a Delaware statutory trust, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund Shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)) nor any partnership in which Acquired Fund or any such related person is a partner has redeemed, acquired or otherwise made any distributions with respect to any shares of the Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of shareholders of Acquired Fund to engage in any transaction with Acquired Fund, the Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. In the transaction, Acquired Fund will transfer its assets and Acquired Fund liabilities to Acquiring Fund such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets, constitute less than 1% of the net assets of Acquired Fund.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in exchange for the assets of Acquired Fund will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Acquired Fund Liabilities assumed by Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund does not have any liabilities of any kind other than the Acquired Fund Liabilities assumed by the Acquiring Fund.

     7. As of the date of the transaction, the adjusted basis and the fair market value of the Acquired Fund assets transferred to Acquiring Fund will equal or exceed the sum of the Acquired Fund Liabilities assumed by Acquiring Fund within the meaning of Section 357(d) of the Internal Revenue Code of 1986, as amended (the "Code").

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction which are to be assumed by Acquiring Fund, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies as such as of the time of the Closing on the Closing Date.

     13. Acquired Fund meets the requirements of a regulated investment company in Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.

     16. Immediately following the transaction, Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares issued to Acquired Fund pursuant to the transaction and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

     17. Acquired Fund Shareholders will not have dissenters' or appraisal rights in the transaction.

     18. The transaction is being undertaken for valid and substantial business purposes, including facilitating the Acquired Fund becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquired Fund.


                                   * * * * *

     The undersigned officer of Acquired Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       CULLEN FUNDS TRUST, ON BEHALF OF CULLEN
                                       VALUE FUND


                                       By: __________________________________

                                           Name: ____________________________

                                           Title: ___________________________

Dated: February 25, 2005

         EXHIBIT B -- PORTFOLIO MANAGER'S DISCUSSION OF FUND PERFORMANCE


                               CULLEN VALUE FUND

                               FUND PERFORMANCE

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Investment Values:

Date              Cullen Value Fund          S&P 500

7//00             $10,000                    $10,000
12/00             $10,874                     $9,130
6/01              $11,366                     $8,521
12/01             $11,106                     $8,049
6/02              $11,994                     $6,991
12/02             $10,227                     $6,274
6/03              $11,389                     $7,011
12/03             $14,120                     $8,071
6/04              $14,150                     $8,340

-----------------------------------------------------------------------------
Average Annual Total Return                                  Since Inception
as of June 30, 2004              One Year     Three Year         7/01/00
-----------------------------------------------------------------------------
Cullen Value Fund                 24.24%         7.58%            9.07%
S&P 500                           19.11%        (0.69)%          (4.44)%
-----------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 7/01/00 (commencement of operations). Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

August 5, 2004

Dear Shareholders,

So far this year, the market has been relatively flat as it digests the big gains from last year. However, because stock prices have been relatively unchanged and earnings have been sharply higher, the market is becoming more attractive on a valuation basis. We believe that earnings will continue to grow, even if at a slower rate, which should eventually lead to higher stock prices.

Regarding the election, historically a presidential election year has been a good one for the market, although more often than not, most of the gains come at the end of the year. History also shows that the anticipation of a change of presidential party is often far worse than the change itself. For instance, in the 1976 and 1992 elections when Democratic challengers beat Republican incumbents, the market, after being flat all year, rose sharply higher once the uncertainly of the election was over.

A new concern for investors is the fear of rising interest rates and higher inflation. With inflation and interest rates near 50-year lows and with the economy turning up, these fears seem justified. To address these concerns, we did a study of the relationship between interest rates and the stock market over the last 40 years.

The study shows that the market (as measured by the S&P 500) did only half as well in the rising rate period (+7.5%) from 1968-1981, as it did in the falling rate environment (+15.0%) from 1982-2004. However, in the rising rate period the performance of the S&P 500 was doubled by the value (+17.8%) and high dividend (15.0%) stocks.1 The study concluded that a period of rising interest rates and rising inflation was not necessarily bad for the market and tended to be a good time for the relative performance of the high dividend and value stocks.

/s/ James P. Cullen
-------------------
James P. Cullen
President

The above outlook reflects the opinions of James P. Cullen, President of Cullen Funds Trust, and is subject to change, is not guaranteed and should not be considered investment advice.

PAST DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

THE FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN MEDIUM-CAPITALIZATION COMPANIES, WHICH WILL INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

                                                                   16930-00-0105